Exhibit 10.1

AMENDMENT NO. 1

Dated as of November 23, 2011

to

CREDIT AGREEMENT

Dated as of April 25, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 23, 2011 by and among Belden Inc., a Delaware corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of April 25, 2011 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Company, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“Available Prepayment Basket” means, as of any date (a “Reference Date”), an amount (if positive) equal to:

	(a)	$55,000,000,

minus	(b)	the aggregate amount of any Voluntary Subdebt Payments made prior to such date pursuant to clause (b) of the first sentence of Section 6.09,

minus	(c)	the aggregate amount of any Mandatory Subdebt Payments made prior to such date as contemplated by clause (g)(ii)(y) of Article VII, in the case of each of the foregoing clauses (b) and (c), made during the period commencing on the Effective Date and ending on the applicable Reference Date.

“Mandatory Subdebt Payment” means the consummation of any offer by the Company, as required to be made by the Company pursuant to the terms of the Subordinated Indebtedness Documents, arising from the sale or other disposition of any assets of the Company or any of its Subsidiaries, for the prepayment, defeasance, purchase, redemption, retirement or other acquisition or satisfaction of all or any principal portion of any Subordinated Indebtedness from time to time outstanding under the Subordinated Indebtedness Documents prior to the scheduled maturity thereof.

“Voluntary Subdebt Payment” means any voluntary prepayment, defeasance purchase, redemption, retirement or other acquisition or satisfaction by the Company or any of its Subsidiaries of all or any principal portion of any Subordinated Indebtedness from time to time outstanding under the Subordinated Indebtedness Documents prior to the scheduled maturity thereof.

(b) Section 5.01(c) of the Credit Agreement is hereby amended to remove the “and” between clauses (ii) and (iii) and insert a comma therefor, and add a new clause (iv) to Section 5.01(c) to such Section:

“and (iv) a computation of the Available Prepayment Basket as of the date of such certificate (including a reporting of usage of such basket since the last computation delivered by the Company under this clause (iv)).”

(c) Section 6.09 of the Credit Agreement is hereby amended to delete the first sentence thereof and to substitute the following sentence therefor:

The Company will not, and will not permit any Subsidiary to, directly or indirectly make any Voluntary Subdebt Payment; provided, that the foregoing shall not restrict or otherwise prohibit:

(a) the prepayment of any Subordinated Indebtedness disclosed on Schedule 6.01 or incurred in compliance with Section 6.01(i) if any such Subordinated Indebtedness is refinanced or replaced with Subordinated Indebtedness of such obligor which includes subordination terms and conditions that, taken as a whole, are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness (as reasonably determined by the Administrative Agent), and that is not in a greater principal amount than the Subordinated Indebtedness being refinanced or replaced, does not bear interest at a higher rate than the Subordinated Indebtedness being refinanced or replaced, does not have a maturity date earlier than the maturity date of the Subordinated Indebtedness being refinanced or replaced and the criteria in clauses (i), (ii), (iii) and (iv) of Section 6.01(i) are met; or

(b) other Voluntary Subdebt Payments in a principal amount as of the date of any such payment (when taken together with all other Voluntary Subdebt Payments and Mandatory Subdebt Payments, if any, being made on such date) not to result in the Available Prepayment Basket then in effect being exceeded; provided, however, that no Voluntary Subdebt Payment may be made (i) if a Default has occurred or is continuing or would result from such Voluntary Subdebt Payment or (ii) when the Leverage Ratio is equal to or greater than 3.25 to 1.00 (as of the most recently ended fiscal quarter for which financial statements are required to be delivered pursuant to Section 5.01);

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provided, however, that notwithstanding any of the foregoing, no Voluntary Subdebt Payment shall be made by the Company or its Subsidiaries in violation of any of the subordination terms contained in any Subordinated Indebtedness Documents.

(d) Article VII of the Credit Agreement is hereby amended to delete clause (g) thereof and to substitute therefore the following clause (g):

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that (i) no Default shall be deemed to have occurred until such time any applicable period of cure or grace contained in any document relating to such Material Indebtedness has expired, and (ii) this clause (g) shall not apply to (x) any secured Indebtedness that becomes due as a result of the voluntary sale, disposition or transfer or lease of the property or assets securing such Indebtedness or (y) any event or condition resulting in or requiring the Company to make Mandatory Subdebt Payments in a principal amount as of the date of any such payment (when taken together with all other Voluntary Subdebt Payments and Mandatory Subdebt Payments, if any, being made on such date) that does not cause the Available Prepayment Basket then in effect to be exceeded;

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors;

(c) the Administrative Agent shall have received, for the account of each Lender that executes and delivers its signature page hereto on or before the date of this Amendment, a work fee in the amount of $3,000 for each such Lender; and

(d) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including, to the extent invoiced, reasonable out-of-pocket fees and expenses of joint counsels for the Administrative Agent and Arranger) in connection with the Credit Agreement, this Amendment and the other Loan Documents.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The execution, delivery and performance of this Amendment are within the Company’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by the Company and this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with

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their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and requirements of reasonableness, good faith and fair dealing.

(b) The execution, delivery and performance of this Amendment and the Credit Agreement, as amended hereby, (a) do not require any material consent or material approval of, material registration or material filing with, or any other action by, any Governmental Authority, except in each case as have been obtained or made and that are in full force and effect and except for filings required to perfect the Liens created pursuant to the Loan Documents, (b) will not violate (i) any material law or material regulation or (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or (iii) any material order of any Governmental Authority applicable to the Company and its Subsidiaries, (c) will not violate in any material respect or result in a default under any material indenture, material agreement or other material instrument binding upon the Company or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any material payment to be made by the Company or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, other than Liens created under the Loan Documents and, with respect to the use of proceeds thereof, other than a Lien permitted by Section 6.02 of the Credit Agreement.

(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment is a Loan Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

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6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BELDEN INC.,
as the Company

By:	/s/ Kevin Bloomfield
Name:	Kevin Bloomfield
Title:	General Counsel

By:	/s/ John Einwalter
Name:	John Einwalter
Title:	VP, Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Suzanne Ergastolo
Name:	Suzanne Ergastolo
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel Van Aken
Name:	Daniel Van Aken
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Ahu Gures
Name:	Ahu Gures
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Eric Hallgren
Name:	Eric Hallgren
Title:	Asst. Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ M. James Barry, III
Name:	M. James Barry, III
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Marcel Fournier
Name:	Marcel Fournier
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

COMERICA BANK,
as a Lender

By:	/s/ Mark J. LeVeille
Name:	Mark J. LeVeille
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

FIFTH THIRD BANK, an Ohio banking corporation
as a Lender

By:	/s/ Mary Ann Lemonds
Name:	Mary Ann Lemonds
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Thomas Hasenauer
Name:	Thomas Hasenauer
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jenni Adams
Name:	Jenni Adams
Title:	Relationship Manager

Signature Page to Amendment No. 1 to Credit Agreement

Belden Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Belden Inc., a Delaware corporation (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), which Amendment No. 1 is dated as of November 23, 2011 and is by and among the Company, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Subsidiary Guaranty or the Collateral Documents and other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

Each of the undersigned hereby represents and warrants for itself on and as of the date hereof that each representation and warranty by the undersigned in each Loan Document to which it is a party is true and correct in all material respects on and as of the date hereof (except to the extent that any such representation and warranty is stated to relate to a specific earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

All references to the Credit Agreement contained in the above referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: November 28, 2011

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

BELDEN 1993 LLC

By:	/s/ Douglas R. Zink
Name:	Douglas R. Zink
Title:	Treasurer

BELDEN CDT NETWORKING, INC.

By:	/s/ Douglas R. Zink
Name:	Douglas R. Zink
Title:	Treasurer

BELDEN HOLDINGS, INC.

By:	/s/ Douglas R. Zink
Name:	Douglas R. Zink
Title:	Treasurer

BELDEN WIRE & CABLE COMPANY LLC

By:	/s/ Douglas R. Zink
Name:	Douglas R. Zink
Title:	Treasurer

CDT INTERNATIONAL HOLDINGS LLC

By:	/s/ Douglas R. Zink
Name:	Douglas R. Zink
Title:	Treasurer

Signature Page to Consent and Reaffirmation to

Amendment No. 1 to Credit Agreement

Belden Inc.